UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2013

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Standard Parking Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50796	16-1171179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois	60611
(Address of principal executive offices, including zip code)	(Zip Code)

Registrant's telephone number, including area code:   (312) 274-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 24, 2013, Standard Parking Corporation (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 21,870,770 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 20,948,752 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting and the results of the votes cast at the Annual Meeting.

Proposal 1.	To elect nine directors of the Company to hold office until the next Annual Meeting of Stockholders in 2014.

Nominees	For	Withheld	Broker Non-Votes
Charles L. Biggs	20,102,838	75,042	770,872
Karen M. Garrison	20,043,916	133,964	770,872
Paul Halpern	19,914,272	263,608	770,872
Robert S. Roath	20,045,116	132,764	770,872
Michael J. Roberts	20,045,116	132,764	770,872
Jonathan P. Ward	19,873,349	304,531	770,872
Myron C. Warshauer	18,790,572	1,387,308	770,872
James A. Wilhelm	19,913,772	264,108	770,872
Gordon H. Woodward	19,914,272	263,608	770,872

Proposal 2.	To amend the Standard Parking Corporation Long-Term Incentive Plan and to approve the material terms of the performance goals under the Plan.

For	Against	Abstain	Broker Non-Votes
18,131,033	2,043,412	3,435	770,872

Proposal 3.	To approve the material terms of the performance goals under the Standard Parking Corporation Management Incentive Program.

For	Against	Abstain	Broker Non-Votes
19,945,218	229,127	3,535	770,872

Proposal 4.	To cast an advisory vote on the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
20,034,723	126,742	16,415	770,872

Proposal 5.	To ratify the appointment of Ernst & Young LLP as Standard Parking’s independent registered public accounting firm for the Company for 2013.

For	Against	Abstain
20,668,649	276,775	3,328

As a result, the stockholders elected each nominee as a director of the Company, approved amending the Standard Parking Corporation Long-Term Incentive Plan (the “Plan”) and the material terms of the performance goals under the Plan, approved the material terms of the performance goals under the Standard Parking Corporation Management Incentive Program, approved the Company’s executive compensation, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation
Date: April 26, 2013	/s/ G. Marc Baumann G. Marc Baumann Chief Financial Officer and President of Urban Operations